POWER OF ATTORNEY
 Know all by these presents, that the undersigned hereby constitutes and appoints each of
Jeff Siegal and Peter Maxwell, signing singly, the undersigned's true and lawful
attorney-in-fact
to:
(1) execute for and on behalf of the undersigned, in the undersigned's capacity as an
officer and/or director of Planar Systems, Inc. (the "Company"), Forms 3, 4,
and
5
in accordance with Section 16(a) of the Securities Exchange Act of 1934 and
the
rules thereunder;
(2) do and perform any and all acts for and on behalf of the undersigned which
may
be necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any
stock exchange or similar authority; and
(3) take any other action of any type whatsoever in connection with the foregoing
which, in the opinion of such attorney-in-fact, may be of benefit to, in the best
interest of, or legally required by, the undersigned, it being understood that
the
documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such
terms and conditions as such attorney-in-fact may approve in such attorney-
in-
fact's discretion.
 The undersigned hereby grants to each such attorney-in-fact full power
and
authority to
do and perform any and every act and thing whatsoever requisite, necessary,
or
proper to be done
in the exercise of any of the rights and powers herein granted, as fully to all
intents and purposes
as the undersigned might or could do if personally present, with full power of
substitution or
revocation, hereby ratifying and confirming all that such attorney-in-fact,
or
such attorney-in-
fact's  substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of
Attorney and the rights and powers herein granted. The undersigned acknowledges
that the
foregoing attorneys-in-fact, in serving in such capacity at the request of the
undersigned, are not
assuming, nor is the Company assuming, any of the undersigned's responsibilities
to comply
with Section 16 of the Securities Exchange Act of 1934.
 This Power of Attorney shall remain in full force and effect until the undersigned is no
longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and
transactions in securities issued by the Company, unless earlier revoked by the
undersigned in a
signed writing delivered to the foregoing attorneys-in-fact.
 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to
be
executed as of this 23rd day of January, 2006.

      ___Scott Hildebrandt__________
Printed Name